UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2014

TE CONNECTIVITY LTD.
(Exact Name of Registrant as Specified in its Charter)

Switzerland	98-0518048
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260
(Commission File Number)

Rheinstrasse 20

CH-8200 Schaffhausen
Switzerland

(Address of Principal Executive Offices, including Zip Code)

+41 (0)52 633 66 61
(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement

On June 18, 2014, TE Connectivity Ltd. (the “Company”), as guarantor, and its wholly-owned subsidiary, Tyco Electronics Group S.A. (“TEGSA”), as borrower, entered into a commitment letter (the “Bridge Commitment Letter”) pursuant to which Citigroup Global Markets Inc. (“CGMI”) has committed to provide up to $1 billion under a senior unsecured 364-day bridge loan facility (the “Bridge Loan Facility”).  The commitment under the Bridge Loan Facility is subject to various conditions, including the negotiation of definitive documentation with respect to the Bridge Loan Facility and the consummation of the acquisition by the Company of Measurement Specialties, Inc., and the other closing conditions set forth in the Bridge Commitment Letter.  Under the terms of the Bridge Commitment Letter, the commitment with respect to the Bridge Loan Facility will be reduced upon the incurrence of certain types of debt for borrowed money by the Company, TEGSA or their subsidiaries, including debt under the 364-Day Revolver described below.

On June 20, 2014, the Company, as guarantor, and TEGSA, as borrower, also entered into a commitment letter (the “364-Day Revolver Commitment Letter”) pursuant to which CGMI has committed to provide up to $300 million under a $1 billion senior unsecured 364-day revolving credit facility (the “364-Day Revolver”) and CGMI has agreed to use commercially reasonable efforts to arrange a syndicate of lenders to provide an additional $700 million of commitments under the 364-Day Revolver.  The commitment under the 364-Day Revolver is subject to various conditions, including the absence of any Material Adverse Effect (as defined in the 364-Day Revolver Commitment Letter) and the negotiation of definitive documentation with respect to the 364-Day Revolver.

The foregoing descriptions of the Bridge Commitment Letter and the 364-Day Revolver Commitment Letter and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the full text of the Bridge Commitment Letter attached hereto as Exhibit 10.1 and the 364-Day Revolver Commitment Letter attached hereto as Exhibit 10.2, respectively, the terms of which are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits

(d)        Exhibits

Exhibit No.	Description

10.1

US$1,000,000,000 Bridge Loan Facility Commitment Letter dated as of June 18, 2014 by and among Tyco Electronics Group S.A., as borrower, TE Connectivity Ltd., as guarantor, and Citigroup Global Markets Inc.

10.2	New Bank Facility Commitment Letter dated as of June 20, 2014 by and among Tyco Electronics Group S.A., as borrower, TE Connectivity Ltd., as guarantor, and Citigroup Global Markets Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TE CONNECTIVITY LTD.
(Registrant)

	By:	/s/ Harold G. Barksdale
Harold G. Barksdale
Corporate Secretary

Date: June 23, 2014